UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2009

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7501 Miller Drive
Frederick, Colorado 80530
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 is incorporated by reference.

Item 2.01 Completion of Acquisition of Assets

On December 14, 2009, UQM Properties, Inc., a wholly-owned subsidiary of UQM Technologies, Inc. (the "Company"), completed the purchase of a 129,304 square foot facility in Longmont, Colorado for $7,585,000 from Holden Properties Colorado II, LLC. A copy of the Company's press release issued December 15, 2009 describing the acquisition is attached as Exhibit 99.1. A copy of the purchase agreement, as amended, is included as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits

10.1 Sale-Purchase Agreement between Holden Properties Colorado II, LLC and UQM Properties, Inc. dated November 4, 2009.

10.2 First Amendment to the Sale-Purchase Agreement between Holden Properties Colorado II, LLC and UQM Properties, Inc. dated December 4, 2009.

                    99.1   UQM Technologies, Inc. press release issued December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated: December 15, 2009
By: /s/ Donald A. French
Treasurer, Secretary and Chief
Financial Officer